MERRILL LYNCH
                                                                INTERMEDIATE
                                                                GOVERNMENT
                                                                BOND FUND

                                [Graphic omitted]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                January 31, 1998

Merrill Lynch Intermediate Government Bond Fund January 31, 1998

DEAR SHAREHOLDER

Interest rates gradually trended lower during the three months ended January 31, 1998. The yield on the ten-year Treasury note fell slightly during the early part of the period, only to accelerate its rally in early January. The yield on the ten-year Treasury note started the January quarter with a yield of approximately 5.90% and ended the quarter at approximately 5.60%.

Currency and debt problems in major Southeast Asian countries, particularly South Korea, Thailand and Indonesia, encouraged global investors to invest in the US Treasury market as a "safe haven." Investors were attracted to the liquidity of the US bond market, the strong currency and high real rates of return. Further evidence of the safe haven rally was shown as the bond market weakened slightly in late January as major lenders agreed to extend debt maturities to South Korean borrowers. This helped investor sentiment in Asia, but removed some of the emphasis on investing in US Treasury securities. The Federal Open Market Committee did not change its monetary policy during the January quarter. Strong domestic employment numbers were offset by the expected effects of sharply slower growth in Asia. The possible effects include a rapidly worsening US trade deficit with the region and lower goods inflation worldwide.

We held the Fund's duration relatively stable during most of the January quarter at an average maturity of 6.7 years and an average effective duration of 4.4 years. We believed that this was a modestly bullish stance. Shareholders were rewarded with a total return performance in the top quartile of the Fund's intermediate US Government securities peer group, as determined by Lipper Analytical Services, for the three months ended January 31, 1998. The Fund's Class A Shares had a total return of +2.70% for the three months ended January 31, 1998 as compared to +2.48% for the peer group. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete per form ance information, including average annual total returns, can be found on pages 2 and 3 of this report to shareholders.)

The bond market rallied significantly since April 1997, and now reflects an anticipated easing of monetary policy by the Federal Reserve Board. By the end of the January quarter, the yield on the ten-year Treasury note fell below that of the Federal Reserve Board's targeted Federal Funds rate of 5.50%, causing a slight inversion of the yield curve in short-term debt. In mid-January, we believed it was time to follow a slightly more defensive investment strategy, until it became clearer that the Federal Reserve Board would start to move toward a more aggressive easing in monetary policy. Therefore, we sold some of our non-callable ten-year Treasury debt and invested in callable agency debt, most of which has a long time to the first call date. We believed that the added yield and call structure of these bonds provided a measure of defense in a bond market that could move sideways in the near term. The Fund ended the January quarter with a duration of 4.4 years.

In Conclusion

We thank you for your continued investment in Merrill Lynch Intermediate Government Bond Fund, and we look forward to discussing our outlook and strategy with you in our upcoming semi-annual report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Ralph A. DeCesare

Ralph A. DeCesare
Vice President and Portfolio Manager

March 6, 1998

Merrill Lynch Intermediate Government Bond Fund                 January 31, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee). The Fund's shareholders as of February 18, 1997 became holders of Class D Shares.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Aggregate Total Return" and "Average Annual Total Return" tables as well as the total return and cumulative total return in the "Perform-ance Summary" table assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance Summary--Class D Shares

                     Net Asset Value  Capital Gains
Period Covered     Beginning   Ending  Distributed   Dividends Paid*  % Change**
==============================================================================
11/6/86--12/31/86    $10.00    $ 9.98       --          $0.116         + 0.96%
------------------------------------------------------------------------------
1987                   9.98      9.56       --           0.757         + 3.57
------------------------------------------------------------------------------
1988                   9.56      9.27       --           0.809         + 5.58
------------------------------------------------------------------------------
1989                   9.27      9.39       --           0.827         +10.64
------------------------------------------------------------------------------
1990                   9.39      9.45       --           0.761         + 9.19
------------------------------------------------------------------------------
1991                   9.45     10.00       --           0.709         +13.91
------------------------------------------------------------------------------
1992                  10.00     10.03       --           0.602         + 6.54
------------------------------------------------------------------------------
1993                  10.03     10.21       --           0.535         + 7.23
------------------------------------------------------------------------------
1994                  10.21      9.47       --           0.566         - 1.71
------------------------------------------------------------------------------
1995                   9.47      9.90       --           0.615         +11.33
------------------------------------------------------------------------------
1996                   9.90      9.64       --           0.596         + 3.54
------------------------------------------------------------------------------
1997                   9.64      9.76       --           0.556         + 7.27
------------------------------------------------------------------------------
1/1/98--1/31/98        9.76      9.86       --           0.034         + 1.54
------------------------------------------------------------------------------
                                                  Total $7.483
==============================================================================
                               Cumulative total return as of 1/31/98: +114.20%**
==============================================================================
 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.

Merrill Lynch Intermediate Government Bond Fund                 January 31, 1998

PERFORMANCE DATA (concluded)

Recent Performance Results*

                                                                                  Standardized
                                                             12 Month  3 Month    30-Day Yield
                               1/31/98  10/31/97  1/31/97+%  Change+   % Change   As of 1/31/98
===============================================================================================
Class A Shares                  $9.85    $9.74     $9.66      +1.97%    +1.13%        5.20%
-----------------------------------------------------------------------------------------------
Class B Shares                   9.86     9.74      9.66      +2.07     +1.23         4.69
-----------------------------------------------------------------------------------------------
Class C Shares                   9.85     9.73      9.66      +1.97     +1.23         4.93
-----------------------------------------------------------------------------------------------
Class D Shares                   9.86     9.74      9.63      +2.39     +1.23         5.11
-----------------------------------------------------------------------------------------------
Class A Shares--Total Return                                  +7.87(1)               +2.70(2)
-----------------------------------------------------------------------------------------------
Class B Shares--Total Return                                  +7.62(3)               +2.67(4)
-----------------------------------------------------------------------------------------------
Class C Shares--Total Return                                  +7.43(5)               +2.73(6)
-----------------------------------------------------------------------------------------------
Class D Shares--Total Return                                  +8.49(7)               +2.78(8)
===============================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.

+ Investment results and net asset values for Class A, Class B and Class C Shares are since inception on 2/18/97.

(1) Percent change includes reinvestment of $0.527 per share ordinary income dividends.

(2) Percent change includes reinvestment of $0.151 per share ordinary income dividends.

(3) Percent change includes reinvestment of $0.495 per share ordinary income dividends.

(4) Percent change includes reinvestment of $0.139 per share ordinary income dividends.

(5) Percent change includes reinvestment of $0.488 per share ordinary income dividends.

(6) Percent change includes reinvestment of $0.143 per share ordinary income dividends.

(7) Percent change includes reinvestment of $0.542 per share ordinary income dividends.

(8) Percent change includes reinvestment of $0.149 per share ordinary income dividends.

Aggregate Total Return

                                           % Return Without      % Return With
                                             Sales Charge         Sales Charge**
==============================================================================
Class A Shares*
==============================================================================
Inception (2/18/97)
through 12/31/97                                +6.23%               +5.16%
------------------------------------------------------------------------------
 * Maximum sales charge is 1%.
** Assuming maximum sales charge.

                                               % Return            % Return
                                              Without CDSC         With CDSC**
============================================================================
Class B Shares*
----------------------------------------------------------------------------
Inception (2/18/97)
through 12/31/97                                +6.02%               +5.02%
----------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

============================================================================
                                               % Return            % Return
                                              Without CDSC         With CDSC**
============================================================================
Class C Shares*
============================================================================
Inception (2/18/97)
through 12/31/97                                +5.82%               +4.82%
----------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

Average Annual Total Return

                                           % Return Without      % Return With
                                             Sales Charge         Sales Charge**
==============================================================================
  Class D Shares*
==============================================================================
  Year Ended 12/31/97                           +7.27%               +6.20%
------------------------------------------------------------------------------
  Five Years Ended 12/31/97                     +5.44                +5.23
------------------------------------------------------------------------------
  Ten Years Ended 12/31/97                      +7.27                +7.16
------------------------------------------------------------------------------
*  Maximum sales charge is 1%.
** Assuming maximum sales charge.

Merrill Lynch Intermediate Government Bond Fund                 January 31, 1998

SCHEDULE OF INVESTMENTS

                                                                  Face     Interest     Maturity
Issue                                                            Amount      Rate         Date        Value
==============================================================================================================
US Government & Agency Obligations--93.2%
==============================================================================================================
US Treasury Notes & Bonds                                      $1,000,000    8.875%      2/15/99   $ 1,034,530

                                                                  250,000    5.625      12/31/99       251,290
                                                                2,100,000   13.375       8/15/01     2,635,500
                                                                  500,000    6.625       4/30/02       522,420
                                                                1,000,000     6.50       5/31/02     1,041,090
                                                                  300,000     7.25       5/15/04       328,173
                                                                  500,000     7.25       8/15/04       547,890
                                                                1,000,000    10.00       5/15/10     1,257,030
--------------------------------------------------------------------------------------------------------------
Federal Farm Credit Banks                                       1,000,000     6.27       8/04/04     1,027,660
--------------------------------------------------------------------------------------------------------------
Federal Home Loan Banks                                         2,000,000     6.67       5/10/01     2,065,940
                                                                2,000,000    6.789       2/05/07     2,130,940
--------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                           2,000,000     6.55       9/12/05     2,091,240
                                                                2,000,000     6.95      11/13/06     2,068,740
                                                                3,000,000     6.62      12/28/07     3,015,930
                                                                4,825,000     7.15       8/27/12     4,989,340
                                                                3,050,000     6.96       9/05/12     3,239,679
--------------------------------------------------------------------------------------------------------------
Student Loan Marketing Association                              2,000,000     7.50       3/08/00     2,079,060
--------------------------------------------------------------------------------------------------------------
Total US Government & Agency Obligations (Cost--$29,729,274)                                        30,326,452
--------------------------------------------------------------------------------------------------------------

Face Amount                        Short-Term Securities
==============================================================================================================
US Government & Agency Obligations--5.4%
==============================================================================================================
$1,774,000        Federal Home Loan Mortgage Corp., 5.57% due 2/02/1998                              1,774,000
--------------------------------------------------------------------------------------------------------------
Total Short-Term Securities (Cost--$1,774,000)                                                       1,774,000
--------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$31,503,274)--98.6%                                                        32,100,452
Other Assets Less Liabilities--1.4%                                                                    443,924
                                                                                                   -----------
Net Assets--100.0%                                                                                 $32,544,376
                                                                                                   ===========
--------------------------------------------------------------------------------------------------------------
Net Asset         Class A--Based on net assets of $688,566 and 69,883 shares
Value:            of beneficial interest outstanding                                               $      9.85
                                                                                                   ===========
                  Class B--Based on net assets of $3,653,452 and 370,603 shares
                  of beneficial interest outstanding                                               $      9.86
                                                                                                   ===========
                  Class C--Based on net assets of $277,520 and 28,168 shares
                  of beneficial interest outstanding                                               $      9.85
                                                                                                   ===========
                  Class D--Based on net assets of $27,924,838 and 2,833,411 shares
                  of beneficial interest outstanding                                               $      9.86
                                                                                                   ===========
--------------------------------------------------------------------------------------------------------------

* Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

Merrill Lynch Intermediate Government Bond Fund                 January 31, 1998

OFFICERS AND TRUSTEES

Robert W. Crook, President and Trustee
A. Bruce Brackenridge, Trustee
Charles C. Cabot Jr., Trustee
James T. Flynn, Trustee
Terry K. Glenn, Trustee
George W. Holbrook Jr., Trustee
W. Carl Kester, Trustee
William E. Aldrich, Executive Vice President
Michael J. Brady, Senior Vice President
William M. Breen, Senior Vice President
James J. Fatseas, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
William Wasel, Senior Vice President
Donald C. Burke, Vice President
Ann Catlin, Vice President
Ralph A. DeCesare, Vice President
Diana Frankland, Vice President
Jay C. Harbeck, Vice President
Mark E. Maguire, Vice President
Dianne F. McDonough, Vice President
Patricia A. Schena, Vice President
Barry F. X. Smith, Vice President
Karen D. Young, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompa nied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Intermediate Government
Bond Fund
Box 9011
Princeton, NJ
08543-9011                                                           #IGB01-1/98

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